INVESTOR PRESENTATION MARCH 4, 2022 SUN OUTDOORS PANAMA CITY BEACH – PANAMA CITY BEACH, FL

2 This presentation has been prepared for informational purposes only from information supplied by Sun Communities, Inc., referred to herein as “we,” “our,” “Sun,” and “the Company,” and from third-party sources indicated herein. Such third-party information has not been independently verified. Sun makes no representation or warranty, expressed or implied, as to the accuracy or completeness of such information. This presentation contains various “forward-looking statements” within the meaning of the United States Securities Act of 1933, as amended, and the United States Securities Exchange Act of 1934, as amended, and we intend that such forward-looking statements will be subject to the safe harbors created thereby. For this purpose, any statements contained in this presentation that relate to expectations, beliefs, projections, future plans and strategies, trends or prospective events or developments and similar expressions concerning matters that are not historical facts are deemed to be forward-looking statements. Words such as “forecasts,” “intends,” “intend,” “intended,” “goal,” “estimate,” “estimates,” “expects,” “expect,” “expected,” “project,” “projected,” “projections,” “plans,” “predicts,” “potential,” “seeks,” “anticipates,” “anticipated,” “should,” “could,” “may,” “will,” “designed to,” “foreseeable future,” “believe,” “believes,” “scheduled,” “guidance,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these words. These forward-looking statements reflect our current views with respect to future events and financial performance, but involve known and unknown risks and uncertainties, both general and specific to the matters discussed in this presentation. These risks and uncertainties may cause our actual results to be materially different from any future results expressed or implied by such forward-looking statements. In addition to the risks disclosed under “Risk Factors” contained in our Annual Report on Form 10-K for the year ended December 31, 2021, and our other filings with the Securities and Exchange Commission from time to time, such risks and uncertainties include, but are not limited to:  outbreaks of disease, including the COVID-19 pandemic, and related stay-at-home orders, quarantine policies and restrictions on travel, trade and business operations;  changes in general economic conditions, the real estate industry, and the markets in which we operate;  difficulties in our ability to evaluate, finance, complete and integrate acquisitions (including the acquisition of Park Holidays), developments and expansions successfully;  our liquidity and refinancing demands;  our ability to obtain or refinance maturing debt and to complete the proposed amendment to our senior credit facility;  our ability to maintain compliance with covenants contained in our debt facilities and our senior unsecured notes;  availability of capital;  our ability to physically settle certain forward sale agreements and receive the expected amount of proceeds;  changes in foreign currency exchange rates, including between the U.S. dollar and each of the Canadian dollar, Australian dollar and British pound;  our ability to maintain rental rates and occupancy levels;  our ability to maintain effective internal control over financial reporting and disclosure controls and procedures;  increases in interest rates and operating costs, including insurance premiums and real property taxes;  risks related to natural disasters such as hurricanes, earthquakes, floods, droughts and wildfires;  general volatility of the capital markets and the market price of shares of our capital stock;  our ability to maintain our status as a REIT;  changes in real estate and zoning laws and regulations;  legislative or regulatory changes, including changes to laws governing the taxation of REITs;  litigation, judgments or settlements;  competitive market forces;  the ability of purchasers of manufactured homes and boats to obtain financing; and  the level of repossessions by manufactured home and boat lenders. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. We undertake no obligation to publicly update or revise any forward-looking statements included in this presentation, whether as a result of new information, future events, changes in our expectations or otherwise, except as required by law. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. All written and oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by these cautionary statements. FORWARD-LOOKING STATEMENTS

Leading owner and operator of manufactured housing (“MH”) communities, recreational vehicle (“RV”) resorts and marinas Favorable demand drivers combined with supply constraints Consistent organic growth enhanced with embedded expansion opportunities Industry consolidator with proven value creation from acquisitions Cycle-tested growth driven by attractive value proposition to residents, members and guests Focus on exceptional service supported by culture of accountability and empowerment Proven executive leadership team with over 100 combined years of industry experience COMPANY HIGHLIGHTS 3 Source: Company information. Refer to Sun Communities, Inc. Form 10-K and Supplemental for the year ended December 31, 2021, as well as Press Releases and SEC Filings after December 31, 2021, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. BAHIA VISTA ESTATES – SARASOTA, FL SUN OUTDOORS BLUE WATER BEACH RESORT – GARDEN CITY, UT

602 properties across 39 states and Ontario, Canada 4 Current Portfolio as of December 31, 2021 Rental Revenue Breakdown as of December 31, 2021 SUN COMMUNITIES, INC. OVERVIEW (NYSE: SUI) Property Count as of December 31, 2021 Source: Company information. Refer to Sun Communities, Inc. Form 10-K and Supplemental for the year ended December 31, 2021, as well as Press Releases and SEC Filings after December 31, 2021, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. (1) Does not include five marinas managed for third parties. (2) Represents percentage of rental revenue from the leasing of sites, homes, wet slips, dry storage spaces and commercial leases. Total Number of Sites / Wet Slips and Dry Storage Spaces: 204,163 Headquarters MH & RV Sites (159,008) Marina Wet Slips and Dry Storage Spaces (45,155) 174 3,431 170 3,141 2,783 2,398 / 231 927 / 2,546 3,485 2,005 / 3,299 3,990 / 518 1,716 1,852 / 2,645 1,123 2,382 8,934 3,940 324 927 1,330 784 5,308 10,768 2,124 172 334 155 587 582 413 475 5,237 591 33,126 3,192 2,925 1,0274,1762,235 315 2,405 1,536 2,624 1,874 1,414 2,833 545 / 384 46,733 5,233 167 729 3,539 (2) (1) 3,435 228 1,612 75

2021 Summary Performance Update

PORTFOLIO PERFORMANCE

- **3.6%** Weighted average monthly rental rate increase
- **96.6%** MH occupancy and **2,483** RPS Gains of which **67%** were RV transient conversions to annual leases
- **Nearly 580** Expansion site deliveries in **11** properties
- **42.6%** increase in home sales, with **4,088** homes sold

EXTERNAL GROWTH

- **~$1.5bn** invested in **11** MH communities, **24** RV resorts and **21** marinas in 2021 and YTD, including **~$62mm** YTD
- **Over 1,030** ground-up and redevelopment site deliveries in **8** properties
- Announced **~$1.3bn** planned acquisition of Park Holidays UK, the 2nd largest UK holiday park owner and operator with 42 owned and managed properties


LAKEFRONT – PORT CLINTON, OH


SUN OUTDOORS SAN DIEGO BAY – CHULA VISTA, CA

SUN
SUN COMMUNITIES, INC.

Source: Company information. Refer to Sun Communities, Inc. Form 10-K and Supplemental for the year ended December 31, 2021, as well as Press Releases and SEC Filings after December 31, 2021, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

5

2022 Financial & Operating Guidance At a Glance[1]

Earnings:

	Net Income
Weighted average common shares outstanding (in mm)	120.2
First quarter 2022, basic earnings per share	$0.12 - $0.16
Full year 2022, basic earnings per share	$2.70 - $2.86

Revenue Producing Site Gains



1,686
2,406
2,600
2,674
2,505
2,483
2,800
2,500
2016
2017
2018
2019
2020
2021
2022E

Core FFO[2] Growth



$3.79
$4.17
$4.58
$4.92
$5.09
$6.51
$7.23
$7.07
2016
2017
2018
2019
2020
2021
2022E

Vacant Site Deliveries



Historical Average: ~1,500
304
2,133
1,632
2,326
1,346
1,609
2,000
1,600
2016
2017
2018
2019
2020
2021
2021E

Same Property NOI Growth



Historical Average: 7.1%
7.1%
6.9%
6.7%
7.3%
4.0%
11.2%
6.8%
6.0%
7.4%
6.0%
2016
2017
2018
2019
2020
2021
2022E MH/RV
2022E Marina

Weighted Average Rental Rate Growth



Historical Average: 3.8%
3.2%
3.6%
4.1%
4.5%
3.8%
3.6%
4.6%
4.4%
2016
2017
2018
2019
2020
2021
2022E

Source: Company information. Refer to Sun Communities, Inc. Form 10-K and Supplemental for the year ended December 31, 2021, as well as Press Releases and SEC Filings after December 31, 2021, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. Note: The estimates and assumptions presented on this page represent a range of possible outcomes and may differ materially from actual results. As discussed in more detail in the Supplemental for the year ended December 31, 2021, guidance estimates include acquisitions completed through February 21, 2022, the anticipated closing of Park Holidays, closing on an amendment to, and additional borrowings under, our senior credit facility, and the physical settlement of certain forward sale agreements, but otherwise exclude any prospective acquisitions or capital markets activity. We expect that each of these proposed transactions will be completed in mid-March of 2022 but they are each subject to certain conditions and there can be no assurance as to the actual closing or the timing of any of these transactions. Please see our Supplemental for the year ended December 31, 2022 for additional details and assumptions regarding these proposed transactions. The estimates and assumptions are forward looking based on the Company's current assessment of economic and market conditions, as well as other risks outlined above under the caption "Forward Looking Statements."

(1) Refer to Supplemental for the year ended December 31, 2021, for additional information.

(2) Certain securities that are dilutive to the computation of Core FFO per fully diluted share in the table above have been excluded from the computation of net income per fully diluted share, as inclusion of these securities would have been anti-dilutive to net income per fully diluted share.

SUN COMMUNITIES, INC.
6

POWERING SUN'S INTERNAL GROWTH ENGINE

- Sun is the premier owner and operator of MH and RV communities
- Strong cycle-tested record of operating, expanding and acquiring MH and RV communities dating back to 1975

INTERNAL LEVERS

Contractual Rent Increases

Annual historical

2% – 4%

weighted average monthly rental rate increase supported by continual reinvestment into properties

MH Occupancy Gains

96.6%

4Q 2021 MH Occupancy

77%

of MH communities at 98%+

200bps+

existing MH occupancy upside

Expansions

~900

2020 - 2021 vacant site deliveries

~7,700

sites available for expansion 2022 and beyond

Target 10% – 14%

expansion IRRs(2)

Transient RV Site Conversions

~29,800

4Q 2021 transient RV sites

~1,200

average yearly converted sites(1)

40% – 60%

1st year revenue uplift once converted

Source: Company information. Refer to Sun Communities, Inc. Form 10-K and Supplemental for the year ended December 31, 2021, as well as Press Releases and SEC Filings after December 31, 2021, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

(1) 2019-2021 average.

(2) Expected 5-year unlevered internal rates of return based on certain assumptions.

SUN COMMUNITIES, INC.

7

POWERING SUN'S EXTERNAL GROWTH ENGINE

EXTERNAL LEVERS

Acquisitions	Development
~$4.4bn investment in 184 properties since start of 2020	**Targeting 3 – 5** new development project starts / year
4.4x increase in properties since year end 2010	**Target 7% – 9%** ground-up development IRRs(1)
High degree of visibility into MH, RV and Marina acquisition pipeline with additional opportunities arising	**Over 2,000** 2020 – 2021 ground-up site deliveries in 10 properties



SOUTH BAY – SAN DIEGO, CA
ACQUIRED IN DECEMBER 2021



JELLYSTONE PARK™ AT LARKSPUR – LARKSPUR, CO

SUN
SUN COMMUNITIES, INC.

Source: Company information. Refer to Sun Communities, Inc. Form 10-K and Supplemental for the year ended December 31, 2021, as well as Press Releases and SEC Filings after December 31, 2021, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

(1) Expected 5-year unlevered internal rates of return based on certain assumptions.

8

2021 ACQUISITION & DEVELOPMENT ACTIVITY 9 ~$1.4bn purchase price Acquisitions Ground-up & Redevelopments Expansions Investment Activity Summary ~15,800 sites added in 54 properties & marinas Robust pipeline of small portfolios and single assets in underwriting $299mm invested Opened 2 new MH properties in TX and FL ~2,400 sites available for ground-up & redevelopments $136mm invested ~900 site deliveries in 19 properties ~7,700 sites available for expansion in 2022 and beyond JELLYSTONE NATURAL BRIDGE – NATURAL BRIDGE, VA ACQUIRED IN FEBRUARY 2020 SHADOW WOOD VILLAGE – HUDSON, FL OPENED IN SEPTEMBER 2019 FRENCHTOWN VILLA / ELIZABETH WOODS – NEWPORT, MIEMERALD COAST – NICEVILLE, FL ACQUIRED IN NOVEMBER 2021 SUN OUTDOORS SAN DIEGO BAY – CHULA VISTA, CA OPENED Q1 2021 Source: Company information. Refer to Sun Communities, Inc. Form 10-K and Supplemental for the year ended December 31, 2021, as well as Press Releases and SEC Filings after December 31, 2021, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. (1) January 2020 through December 2021. (1) (1)

STICKY CUSTOMER BASE WITH LIMITED CAPEX

- Annual home move-outs in Sun's MH communities are **less than 1%**
  - Low turnover driven by a **$6k - $10k** average cost for a resident to move a home
  - Average tenure of residents in our MH communities is **~14 years**(1)
- RVs stay in Sun's resorts for **~10 years** on average(1)
- MH and RV requires lower CapEx relative to other asset classes as MH and RV are largely a land ownership business


PALOS VERDES SHORES MH & GOLF COMMUNITY – SAN PEDRO, CA

MH Resident Trends

(% of Total Residents, 3-Year Average)


6.5%
0.7%
Resident Re-sales
(Home stays in community)
Resident Move-outs
(Home leaves community)

RV Guest Trends

(% of Total Residents, 3-Year Average)


10.0%
10.4%
Resident Re-sales
(RV stays in resort)
Resident Move-outs
(RV leaves resort)

Source: Company information. Refer to Sun Communities, Inc. Form 10-K and Supplemental for the year ended December 31, 2021, as well as Press Releases and SEC Filings after December 31, 2021, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

(1) Annual average (January 2019 – December 2021).

SUN COMMUNITIES, INC.
10

CONSISTENT AND CYCLE TESTED CASH FLOW GROWTH

- Favorable demand drivers, high barriers to entry and Sun's investment and operational prowess have resulted in consistent and cycle tested organic cash flow growth
- Over at least the past 20 years, every individual year or rolling 4-quarter period has recorded positive same community NOI growth
- Over the same period, Sun's average annual same community NOI growth was 5.0%, which is ~260bps greater than that of multi-family REITs of 2.4%

Same Community NOI Growth

Quarterly Year-over-Year Growth Since 2000



25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
(5.0%)
(10.0%)
(15.0%)
3Q00
3Q01
3Q02
3Q03
3Q04
3Q05
3Q06
3Q07
3Q08
3Q09
3Q10
3Q11
3Q12
3Q13
3Q14
3Q15
3Q16
3Q17
3Q18
3Q19
3Q20
3Q21
Sun Communities
Multi-Family REITs(1)

CAGR Since 2000



5.0%
2.4%
2.7%
Sun Communities
Multi-Family REITs(1)
REIT Industry(2)

Sources: Citi Research, September 2021.

(1) Multi-Family REITs includes AIRC, AVB, CPT, EQR, ESS, IRT, MAA and UDR.

(2) REIT Industry includes Healthcare, Industrial, Manufactured Housing, Multi-Family, Mall, Office, Self Storage, Shopping Center, Single Family Rental, Student Housing and Diversified REITs.

SUN COMMUNITIES, INC.
11

12 RENTING – MH VS. OTHER RENTAL OPTIONS  Manufactured homes in Sun’s communities provide 25% more space at ~50% less cost per square foot Manufactured Homes in Sun’s Communities RENT   $1,110 per month Other Rental Options(1) $1,855 per month SQUARE FOOTAGE PRICE 1,250 sq. ft. 1,000 sq. ft. $0.89 per sq. ft. $1.86 per sq. ft. (1) Other rental options include multi-family, single family and duplex two-bedroom rentals; Data per Zillow – U.S. Median Monthly Rent (Zillow rent index, December 2021).

HOMEOWNERSHIP – MH VS. SINGLE FAMILY

- Sun is the premiere provider of highly amenitized living at an affordable price

($ in thousands)



$203
$68
$63
2009
$207
$66
$63
2010
$208
$60
$61
2011
$223
$69
$62
2012
$249
$75
$64
2013
$263
$84
$65
2014
$272
$80
$68
2015
$278
$82
$71
2016
$294
$91
$72
2017
$298
$87
$79
2018
$299
$84
$82
2019
$309
$83
$87
2020
Average Household Income ~$46k(1)
Average Manufactured Home Price
Portion of Purchase Price Attributable to Land
Average Single Family Home Price

Manufactured Homes



✓ *Average cost of a new Manufactured Home is **$87,000** or roughly 2 years median income*

Single Family Homes



✓ *Average cost of Single Family is **$308,597** or roughly 7 years median income*

SUN COMMUNITIES, INC.

Sources: U.S. Department of Census, Cost & Size Comparisons of New Manufactured & New Single-Family Site-Built Homes (2009-2020).
(1) Average primary applicant household income for SUI's manufactured housing communities in 2021.

13

EXPANSIONS PROVIDE ATTRACTIVE RETURNS

- Investment in expansion sites boosts growth in highly accretive manner
- Sun expands in communities and resorts with high occupancies and continued strong demand

12 - 24 months
average lease-up for 100-site expansion

~7,700 sites
available in expansion inventory

Target 10% – 14% IRRs(1)

Over 6,500 vacant expansion site deliveries since 2015


PECAN BRANCH – GEORGETOWN, TX


SHADOW WOOD VILLAGE – HUDSON, FL

Source: Company information. Refer to Sun Communities, Inc. Form 10-K and Supplemental for the year ended December 31, 2021, as well as Press Releases and SEC Filings after December 31, 2021, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.
(1) Expected 5-year unlevered internal rates of return based on certain assumptions.

SUN COMMUNITIES, INC.
14

Professional Operational Management Home Sales & Rental Program Skilled Expense Management Call Center & Digital Marketing Outreach Repositioning with Additional Capex Adding Value with Expansions MAXIMIZING VALUE FROM STRATEGIC ACQUISITIONS 15 Source: Company information. Refer to Sun Communities, Inc. Form 10-K and Supplemental for the year ended December 31, 2021, as well as Press Releases and SEC Filings after December 31, 2021, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. Properties and Sites • Since 2010, Sun has acquired properties valued at over $9.6 billion, increasing its number of properties by 4.4x

PARK HOLIDAYS ACQUISITION

Sun to Acquire Park Holidays UK, the 2nd Largest UK Holiday Park Owner & Operator

- Owns and operates 40 communities, comprising ~15,500 sites, and manages two communities on behalf of third parties
- High quality, mostly seaside communities throughout the affluent South of England
- Purchase price of £950mm, or ~$1.3bn
- Expected to close mid-March 2022, subject to regulatory approval

Park Holidays' Long Tenured Management Team to Run Day-to-Day Operations

- Senior management team is rolling £25mm of equity into SUI common stock
- Experience operating and creating value for sophisticated institutional investors

Business Model Nearly Identical to Sun's Manufactured Housing and RV Platform

- Majority of sites are owner-occupied on 20+ year licenses with annual rental increases and have an average customer tenure of 7+ years
- Similar to stays in Sun RV resort vacation rentals, Park Holidays' remaining sites comprise its hire fleet, which introduces new customers to the properties and creates annual conversion sale opportunities
- High margin vacation home sales business generates new annual site licenses

Substantial Opportunity to Continue Generating Internal and External Growth

- Increasing rental rates and expanding existing communities
- Opportunities to consolidate a fragmented UK market, consistent with Sun's proven acquisition strategy


SEAVIEW – WHITSABLE, KENT


LANDSCOVE – BRIXHAM, DEVON


COGHURST HALL – HASTINGS, SUSSEX

SUN COMMUNITIES, INC.

Source: Company information. Refer to Sun Communities, Inc. Form 10-K and Supplemental for the year ended December 31, 2021, as well as Press Releases and SEC Filings after December 31, 2021, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

16

PARK HOLIDAYS UK PORTFOLIO

LEADING UK HOLIDAY PARK BUSINESS AND PLATFORM WITH INDUSTRY LEADING OPERATING METRICS

#2 Operator in UK by # of communities

42(1) Holiday Parks

15.3k Total sites

2,400 Expansion Sites



Complementary to Existing Sun Platform

- Installed base of ~12,300 owner-occupied sites under licenses with annual increases in land lease communities
- ~2,100 hire fleet sites which operate similar to the Vacation Rental platform within Sun's US and Canadian RV resorts

Well Located, Highly Amenitized Sites

- Leading presence in key Southern UK markets
- Desirable locations that cannot be replicated
- Large affluent customer base
- Positive supply / demand dynamics

Strong Internal and External Growth Prospects

- Ability to pass on annual rental rate increases above identified inflation index
- Expansion inventory of zoned and entitled sites
- UK holiday community market is highly fragmented with few scaled operators
  - ➢ Proven track record of identifying, acquiring and integrating additional single assets and portfolios

Source: Company information. Refer to Sun Communities, Inc. Form 10-K and Supplemental for the year ended December 31, 2021, as well as Press Releases and SEC Filings after December 31, 2021, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

(1) 42 parks include two managed parks operated but not owned, by Park Holidays.

SUN COMMUNITIES, INC. 17

PARK HOLIDAYS UK PARK MARKET

~£5bn total market value in 2021[1]

Britons increasingly plan domestic holidays vs. international travel[3]

75% of the current market is within a 90-minute drive of a Park Holidays community[2]

Brexit increased the burden for UK citizens to travel to and own property in the EU

88% domestic holidays, by volume

Significant interest in green, economical travel and easily accessible second homes

Competitive Landscape Dominated By Small Owner & Operators

Number of Communities Per Operator[1]

Platforms with 10+ communities account for only ~7% of market[4]



67
Parkdean Resorts
42(5)
PARK HOLIDAYS
40
Haven
16
pure leisure
14
BLUE ANCHOR LEISURE
14
Haulfryn
12
john fowler
11
11
forest holidays
50
Others w/ 10+
200
5-10 communities
250
2-5 communities
3,000
Single community operators
3,727
80%
12%
7%
Total

Source: Company information. Refer to Sun Communities, Inc. Form 10-K and Supplemental for the year ended December 31, 2021, as well as Press Releases and SEC Filings after December 31, 2021, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

(1) Per global consulting firm analysis.
(2) Assuming customer segments are evenly distributed across the regions of the UK within the over age 45 segments.
(3) Per the Office for National Statistics.
(4) The top 10 community operators by revenue comprise ~40% of the UK holiday park market.
(5) Includes two managed communities operated but not owned, by Park Holidays.

SUN COMMUNITIES, INC.

18

WE ARE THE PREMIER MARINA OPERATOR

- We own an irreplicable network of marinas

125	36,700	8,400	24	80%	75%	45,000	7.6
Owned Marinas (1)	Approximate Wet Slips	Approximate Dry Storage Spaces(2)	States & Puerto Rico	of Marinas Located in Coastal Markets(3)	of Marinas Owned Fee Simple(4)	Approximate Members	Years Average Member Tenure

Wet Slip Occupancy by Region

as of December 31, 2021



90%
86%
79%
Southeast
South
Southwest



NEWPORT SHIPYARD – NEWPORT, RI

Unrivaled Among Competitors

Unmatched in scale, portfolio quality and depth of network offering

(# of owned marinas – 12/31/2021)



125
40
25
23
22
SUNTEX MARINAS
els
Equity LifeStyle Properties
IGY
MARINAS

Same Marina - Rental Revenue CAGR(5)

4Q21	*FY21*
7.4%	8.5%

Source: Company information. Refer to Sun Communities, Inc. Form 10-K and Supplemental for the year ended December 31, 2021, as well as Press Releases and SEC Filings after December 31, 2021, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

(1) As of December 31, 2021, Safe Harbor directly or indirectly owns 125 marinas and manages five marinas on behalf of third parties.

(2) Dry Storage Spaces include Indoor Storage.

(3) Calculation of marinas located in coastal markets include those along the Great Lakes.

(4) 31 currently owned marinas operate with underlying ground leases with a weighted average remaining term of ~22 years.

(5) For properties owned and managed by Safe Harbor since 2019.

SUN Communities, Inc.
19

MARINA SECTOR PIONEER AND CONSOLIDATOR

Marina Acquisition Pace



$2,106
99
7
$466
4
$40
4
$423
Acquired 61% of initial transaction value over past 16 months
6
$214
5
$132
Original Transaction
4Q20
1Q21
2Q21
3Q21
4Q21
Dollar Amount ($ mm)
Number of Marinas



WENTWORTH BY THE SEA – NEW CASTLE, NH
ACQUIRED IN DECEMBER 2021

Key Transactions(1)

	1	2	3	4	5	6	7
	OPC(2)	Charleston(2)	Newport/NEB(2)	Tri-W(2)	Rybovich	Lauderdale	Puerto del Rey
Date Acquired	*1Q 2018*	*4Q 2018*	*4Q 2019*	*3Q 2020*	*4Q 2020*	*2Q 2021*	*3Q 2021*
Purchase Price	*$65mm*	*$45mm*	*$113mm*	*$78mm*	*$369mm*	*$340mm*	*$92mm*
Marinas	*3* Marinas	*3* Marinas	*2* Marinas	*5* Marinas	*2* Marinas	*1* Marina	*1* Marina
Slips / Dry Storage Spaces	*660*	*401*	*329*	*2,251*	*78*	*202*	*1,746*

Source: Company information. Refer to Sun Communities, Inc. Form 10-K and Supplemental for the year ended December 31, 2021, as well as Press Releases and SEC Filings after December 31, 2021, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

(1) Date acquired reflects period in which last marina acquisition closed.

(2) Properties acquired prior to Sun Communities' acquisition of Safe Harbor Marinas in October 2020.

SUN COMMUNITIES, INC.

20

STRATEGIC BALANCE SHEET

- Balance sheet supports growth strategy
- Total debt maturities over the next 5 years averages 5.2% per year

Current Debt Outstanding[(1)]

principal amounts in millions

As of December 31, 2021

	Principal Outstanding[(2)]	Weighted Average Interest Rates
Total Secured Debt	$3,380.7	3.78%
Total Unsecured Debt	$2,291.1	1.95%
Total	**$5,671.8**	**3.04%**

Mortgage Debt 5-Year Maturity Ladder

amounts in millions


$70.7
$185.6
$315.3
$50.5
$255.4
2022
2023
2024
2025
2026

Net Debt / TTM EBITDA[(3)]


6.3x
5.6x
5.5x
6.9x(4)
5.7x
2017
2018
2019
2020
2021

Net Debt / TEV[(5)]


28.2%
25.2%
19.0%
21.4%
18.0%
2017
2018
2019
2020
2021

Source: Company information. Refer to Sun Communities, Inc. Form 10-K and Supplemental for the year ended December 31, 2021, as well as Press Releases and SEC Filings after December 31, 2021, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

(1) *For further Debt breakdown, please refer to the Supplemental for the year ended December 31, 2021.*
(2) *Includes premium and discount on debt and financing costs.*
(3) *The debt ratios are calculated using trailing 12 months recurring EBITDA for the period ended December 31, 2021.*
(4) *Includes full debt load but less than a full year EBITDA contribution of recently completed acquisitions.*
(5) *Total Enterprise Value includes common shares outstanding (per Supplemental), Common OP Units and Preferred OP Units, as converted, outstanding at the end of each respective period.*

SUN COMMUNITIES, INC.
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SUN COMMUNITIES' ESG INITIATIVES

- We are committed to sustainable business practices to benefit all stakeholders: team members, residents and guests, shareholders and the broader communities where we operate
- We will continue to enhance Sun's sustainability program through the formal adoption of additional environmental policies, establishing a data baseline for utility usage, expanding the ESG team, and consulting with vital stakeholders to identify key ESG considerations and solutions
- We published our 3rd annual, and GRI-aligned, ESG report in 4Q21

ESG Highlights(1)

Environmental	Social	Governance
LED Lighting & Smart Thermostats Achieved 4.2% electric consumption reduction	**Sun Unity** Sun's social responsibility program	**BoD Nominating and Corporate Governance Committee** formally oversees all ESG initiatives
Irrigation & Metering Projects Achieved 1.2% water consumption reduction	**Sun University** Internal training program, Sun University, offers over 200 courses to team members	**BoD Composition** 38% female and 75% independent
Framework Reporting Reported to GRESB, DJSI and CDP	**Executive Manager Certification** Development program for community & resort managers to support career growth	**Enterprise Risk Management Committee** identifies, monitors and mitigates risks across the organization
National Park Foundation (NPF) Launched new partnership with NPF to support their outdoor exploration pillar	**IDEA** Launched Inclusion, Diversity, Equity and Access Initiative	**Comprehensive Policies and Procedures** foster sound corporate governance

Source: Company information. Refer to Sun Communities, Inc. Form 10-K and Supplemental for the year ended December 31, 2021, as well as Press Releases and SEC Filings after December 31, 2021, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

(1) Performance and initiatives for the 2020 reporting year is referenced. Also reference our 2020-2021 ESG Interim Updates.

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SUN COMMUNITIES, INC.
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STRATEGY-DRIVEN OUTPERFORMANCE 23  Sun has significantly outperformed major REIT and broader market indices over the last ten years Sun Communities, Inc. (SUI) MSCI US REIT (RMS)S&P 500 2021 Total Return 5-year Total Return 10-year Total Return 3-year Total Return Source: S&P Global as of December 31, 2021.

$143 Shopping Centers BEST PERFORMANCE AMONG REAL ESTATE SECTORS 24  Sun has proven its strategy through recession resilience and consistent outperformance of multi-family in terms of same community NOI growth since 2000 Indexed Same Community NOI Growth Source: Citi Research, September 2021. (1) Multi-Family includes AIRC, AVB, CPT, EQR, ESS, IRT, MAA and UDR. (2) REIT Industry includes Healthcare, Industrial, Manufactured Housing, Multi-Family, Mall, Office, Self Storage, Shopping Centers, Single Family Rental, Student Housing and Diversified REITs. $282 Sun Communities $271 Self-Storage $156 Multi-Family $133 Mall $162 Industrial $137 Office CAGR 5.0% 4.9% 4.8% 2.3% 1.5% 1.4% 1.7% CAGR since 2000 (1) (2) $267 MH 2.4% REIT Industry Multi- Family Sun Communities

APPENDIX SUN OUTDOORS LAKE TRAVIS – AUSTIN, TX

NON-GAAP TERMS DEFINED 26 Investors in and analysts following the real estate industry utilize funds from operations (“FFO”), net operating income (“NOI”), and earnings before interest, tax, depreciation and amortization (“EBITDA”) as supplemental performance measures. The Company believes that FFO, NOI, and EBITDA are appropriate measures given their wide use by and relevance to investors and analysts. Additionally, FFO, NOI, and EBITDA are commonly used in various ratios, pricing multiples, yields and returns and valuation calculations used to measure financial position, performance and value. FFO, reflecting the assumption that real estate values rise or fall with market conditions, principally adjusts for the effects of generally accepted accounting principles (“GAAP”) depreciation and amortization of real estate assets. NOI provides a measure of rental operations that does not factor in depreciation, amortization and non-property specific expenses such as general and administrative expenses. EBITDA provides a further measure to evaluate ability to incur and service debt and to fund dividends and other cash needs. FFO is defined by the National Association of Real Estate Investment Trusts (“NAREIT”) as GAAP net income (loss), excluding gains (or losses) from sales of depreciable operating property, plus real estate- related depreciation and amortization, real estate related impairments, and after adjustments for nonconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure that management believes is a useful supplemental measure of the Company’s operating performance. By excluding gains and losses related to sales of previously depreciated operating real estate assets, impairment and excluding real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO provides a performance measure that, when compared period-over-period, reflects the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing perspective not readily apparent from GAAP net income (loss). Management believes the use of FFO has been beneficial in improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. The Company also uses FFO excluding certain gain and loss items that management considers unrelated to the operational and financial performance of our core business (“Core FFO”). The Company believes that Core FFO provides enhanced comparability for investor evaluations of period-over-period results. The Company believes that GAAP net income (loss) is the most directly comparable measure to FFO. The principal limitation of FFO is that it does not replace GAAP net income (loss) as a performance measure or GAAP cash flow from operations as a liquidity measure. Because FFO excludes significant economic components of GAAP net income (loss) including depreciation and amortization, FFO should be used as a supplement to GAAP net income (loss) and not as an alternative to it. Further, FFO is not intended as a measure of a REIT’s ability to meet debt principal repayments and other cash requirements, nor as a measure of working capital. FFO is calculated in accordance with the Company’s interpretation of standards established by NAREIT, which may not be comparable to FFO reported by other REITs that interpret the NAREIT definition differently. NOI is derived from revenues minus property operating expenses and real estate taxes. NOI is a non-GAAP financial measure that the Company believes is helpful to investors as a supplemental measure of operating performance because it is an indicator of the return on property investment and provides a method of comparing property performance over time. The Company uses NOI as a key measure when evaluating performance and growth of particular properties and / or groups of properties. The principal limitation of NOI is that it excludes depreciation, amortization, interest expense and non-property specific expenses such as general and administrative expenses, all of which are significant costs. Therefore, NOI is a measure of the operating performance of the properties of the Company rather than of the Company overall. The Company believes that GAAP net income (loss) is the most directly comparable measure to NOI. NOI should not be considered to be an alternative to GAAP net income (loss) as an indication of the Company’s financial performance or GAAP cash flow from operating activities as a measure of the Company’s liquidity; nor is it indicative of funds available for the Company’s cash needs, including its ability to make cash distributions. Because of the inclusion of items such as interest, depreciation, and amortization, the use of GAAP net income (loss) as a performance measure is limited as these items may not accurately reflect the actual change in market value of a property, in the case of depreciation and in the case of interest, may not necessarily be linked to the operating performance of a real estate asset, as it is often incurred at a parent company level and not at a property level. EBITDA as defined by NAREIT (referred to as “EBITDAre”) is calculated as GAAP net income (loss), plus interest expense, plus income tax expense, plus depreciation and amortization, plus or minus losses or gains on the disposition of depreciated property (including losses or gains on change of control), plus impairment write-downs of depreciated property and of investments in nonconsolidated affiliates caused by a decrease in value of depreciated property in the affiliate, and adjustments to reflect the entity’s share of EBITDAre of nonconsolidated affiliates. EBITDAre is a non-GAAP financial measure that the Company uses to evaluate its ability to incur and service debt, fund dividends and other cash needs and cover fixed costs. Investors utilize EBITDAre as a supplemental measure to evaluate and compare investment quality and enterprise value of REITs. The Company also uses EBITDAre excluding certain gain and loss items that management considers unrelated to measurement of the Company’s performance on a basis that is independent of capital structure (“Recurring EBITDA”). The Company believes that GAAP net income (loss) is the most directly comparable measure to EBITDAre. EBITDAre is not intended to be used as a measure of the Company’s cash generated by operations or its dividend-paying capacity and should therefore not replace GAAP net income (loss) as an indication of the Company’s financial performance or GAAP cash flow from operating, investing and financing activities as measures of liquidity.

NET INCOME TO FFO RECONCILIATION

(amounts in thousands except per share data)

	Three Months Ended Ended December 31, 2021	Three Months Ended Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Net Income Attributable to Sun Communities, Inc. Common Stockholders	$ 12,830	$ 7,586	$ 380,152	$ 131,614	$ 160,265
Adjustments					
Depreciation and amortization	144,489	117,354	521,856	376,897	328,646
Depreciation on nonconsolidated affiliates	32	38	123	66	-
(Gain) / loss on remeasurement of marketable securities	9,770	(8,765)	(33,457)	(6,129)	(34,240)
Loss on remeasurement of investment in nonconolidated affiliates	30	103	160	1,608	-
(Gain) / loss on remeasurement of notes receivable	(124)	964	(685)	3,275	-
Income / (loss) attributable to noncontrolling interests	(1,330)	4	14,783	7,881	8,474
Preferred return to preferred OP units	845	494	1,888	2,231	2,610
Preferred distribution to Series A-4 preferred stock	-	-	2,056	-	1,288
Gain on disposition of properties	-	-	(108,104)	(5,595)	-
Gain on disposition of assets, net	(14,240)	(6,929)	(60,485)	(22,180)	(26,356)
FFO Attributable to Sun Communities, Inc. Common Stockholders and Dilutive Convertible Securities	$ 152,302	$ 110,849	$ 718,287	$ 489,668	$ 440,687
Adjustments					
Business combination expense and other acquisition related costs	3,291	24,043	10,005	25,334	1,146
Loss on extinguishment of debt	19	-	8,127	5,209	16,505
Catastrophic event-related charges, net	(857)	831	2,239	885	1,737
Gain / (loss) on earnings - catastrophic event-related charges	(200)	-	200	-	-
(Gain) / loss on foreign currency translation	(3,364)	(10,162)	3,743	(7,666)	(4,480)
Other adjustments, net	4,634	(689)	16,139	2,130	1,337
Core FFO Attributable to Sun Communities, Inc. Common Stockholders and Dilutive Convertible Securities	$ 155,825	$ 124,872	$ 758,740	$ 515,560	$ 456,932
Weighted average common shares outstanding - basic	115,179	104,275	112,582	97,521	88,460
Weighted average common shares outstanding - fully diluted	119,313	108,038	116,515	101,342	92,817
FFO Attributable to Sun Communities, Inc. Common Stockholders and Dilutive Convertible Securities Per Share - Fully Diluted	$ 1.28	$ 1.03	$ 6.16	$ 4.83	$ 4.75
Core FFO Attributable to Sun Communities, Inc. Common Stockholders and Dilutive Convertible Securities Per Share - Fully Diluted	$ 1.31	$ 1.16	$ 6.51	$ 5.09	$ 4.92

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SUN COMMUNITIES, INC.

Source: Company information. Refer to Sun Communities, Inc. Form 10-K and Supplemental for the year ended December 31, 2021, as well as Press Releases and SEC Filings after December 31, 2021, for additional information.

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NET INCOME TO NOI RECONCILIATION

(amounts in thousands)

	Three Months Ended December 31, 2021	Three Months Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Net Income Attributable to Sun Communities, Inc., Common Stockholders	$ 12,830	$ 7,586	$ 380,152	$ 131,614	$ 160,265
Interest income	(4,192)	(2,510)	(12,232)	(10,119)	(17,857)
Brokerage commissions and other revenues, net	(8,387)	(4,162)	(30,127)	(17,230)	(14,127)
General and administrative expense	54,604	30,906	181,210	109,616	92,777
Catastrophic event-related charges, net	(858)	831	2,239	885	1,737
Business combination expense	331	23,008	1,362	23,008	-
Depreciation and amortization	144,677	117,423	522,745	376,876	328,067
Loss on extinguishment of debt	19	-	8,127	5,209	16,505
Interest expense	42,405	35,013	158,629	129,071	133,153
Interest on mandatorily redeemable preferred OP units / equity	1,047	1,047	4,171	4,177	4,698
(Gain) / loss on remeasurement of marketable securities	9,770	(8,765)	(33,457)	(6,129)	(34,240)
(Gain) / loss on foreign currency translation	(3,364)	(10,162)	3,743	(7,666)	(4,479)
Gain on disposition of properties	-	-	(108,104)	(5,595)	-
Other expense, net	2,081	298	12,122	5,188	1,701
(Gain) / loss on remeasurement of notes receivable	(124)	964	(685)	3,275	-
Income from nonconsolidated affiliates	(1,065)	(392)	(3,992)	(1,740)	(1,374)
Loss on remeasurement of investment in nonconsolidated affiliates	30	103	160	1,608	-
Current tax (benefit) / expense	(182)	328	1,236	790	1,095
Deferred tax (benefit) / expense	(983)	(761)	91	(1,565)	(222)
Preferred return to preferred OP units / equity interests	3,095	2,136	12,095	6,935	6,058
Income (loss) attributable to noncontrolling interests	(1,139)	96	21,490	8,902	9,768
Preferred stock distribution	-	-	-	-	1,288
NOI	$ 250,595	$ 192,987	$ 1,120,975	$ 757,110	$ 684,813

	Three Months Ended December 31, 2021	Three Months Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Real Property NOI	$ 228,950	$ 183,092	$ 982,123	$ 721,302	$ 649,706
Home Sales NOI	16,156	7,834	74,382	28,624	32,825
Service, retail dining and entertainment NOI	5,489	2,061	64,470	7,184	2,282
NOI	$ 250,595	$ 192,987	$ 1,120,975	$ 757,110	$ 684,813

SUN COMMUNITIES, INC.

Source: Company information. Refer to Sun Communities, Inc. Form 10-K and Supplemental for the year ended December 31, 2021, as well as Press Releases and SEC Filings after December 31, 2021, for additional information.

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NET INCOME TO RECURRING EBITDA RECONCILIATION

(amounts in thousands)	Three Months Ended December 31, 2021	Three Months Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Net Income Attributable to Sun Communities, Inc., Common Stockholders	$ 12,830	$ 7,586	$ 380,152	$ 131,614	$ 160,265
Adjustments					
Depreciation and amortization	144,677	117,423	522,745	376,876	328,067
Loss on extinguishment of debt	19	-	8,127	5,209	16,505
Interest expense	42,405	35,013	158,629	129,071	133,153
Interest on mandatorily redeemable preferred OP units / equity	1,047	1,047	4,171	4,177	4,698
Current tax (benefit) / expense	(182)	328	1,236	790	1,095
Deferred tax (benefit) / expense	(983)	(761)	91	(1,565)	(222)
Income from nonconsolidated affiliates	(1,065)	(392)	(3,992)	(1,740)	(1,374)
Less: Gain on disposition of assets, net	(14,240)	(6,929)	(60,485)	(22,180)	(26,356)
Less: Gain on disposition of properties	-	-	(108,104)	(5,595)	-
EBITDAre	$ 184,508	$ 153,315	$ 902,570	$ 616,657	$ 615,831
Adjustments					
Catastrophic event related charges, net	(858)	831	2,239	885	1,737
Business combination expense	331	23,008	1,362	23,008	-
(Gain) / loss on remeasurement of marketable securities	9,770	(8,765)	(33,457)	(6,129)	(34,240)
(Gain) / loss on foreign currency translation	(3,364)	(10,162)	3,743	(7,666)	(4,479)
Other expense, net	2,081	298	12,122	5,188	1,701
(Gain) / loss on remeasurement of notes receivable	(124)	964	(685)	3,275	-
Loss on remeasurement of investment in nonconsolidated affiliates	30	103	160	1,608	-
Preferred return to preferred OP units / equity interests	3,095	2,136	12,095	6,935	6,058
Income / (loss) attributable to noncontrolling interests	(1,139)	96	21,490	8,902	9,768
Preferred stock distribution	-	-	-	-	1,288
Plus: Gain on dispositions of assets, net	14,240	6,929	60,485	22,180	26,356
Recurring EBITDA	$ 208,570	$ 168,753	$ 982,124	$ 674,843	$ 624,020

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SUN COMMUNITIES, INC.
Source: Company information. Refer to Sun Communities, Inc. Form 10-K and Supplemental for the year ended December 31, 2021, as well as Press Releases and SEC Filings after December 31, 2021, for additional information.
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